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                                Exhibit 32.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended June 30, 2003 (the "Report") filed with the Securities and Exchange Commission on August 12, 2003, I, Mark J. Gorman, President and Chief Executive Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Partnership's Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



August 12, 2003                           /s/ Mark J. Gorman
                                          -------------------------------------
                                          Mark J. Gorman
                                          President and Chief Executive Officer,
                                          Genesis Energy, Inc.